UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 3, 2013

COLONIAL PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

COLONIAL REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35203

(Address of principal executive offices) (Zip Code)

(205) 250-8700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Colonial Properties Trust (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Mid-America Apartment Communities, Inc. (“MAA”), dated June 3, 2013. The Company and MAA issued a joint press release on June 3, 2013 announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Company and MAA will host a conference call on Monday, June 3, 2013, at 7:30 a.m. Central regarding the proposed transaction during which they will discuss a presentation to analysts and investors. The slides to be used in connection with this analyst and investor presentation are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

The information required by Item 1.01, including a copy of the Merger Agreement, will be filed in a separate Current Report on Form 8-K.

Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Colonial Properties Trust and MAA operate and beliefs of and assumptions made by Colonial Properties Trust management and MAA management, involve uncertainties that could significantly affect the financial results of Colonial Properties Trust or MAA or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving Colonial Properties Trust and MAA, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by Colonial Properties Trust and MAA from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither Colonial Properties Trust nor MAA undertakes any duty to update any forward-looking statements appearing in this document.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, MAA expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of MAA and Colonial Properties Trust that also constitutes a prospectus of MAA. MAA and Colonial Properties Trust also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by MAA and Colonial Properties Trust with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by MAA with the SEC will be available free of charge on MAA’s website at www.maac.com or by contacting MAA Investor Relations at 901-682-6600. Copies of the documents filed by Colonial Properties Trust with the SEC will be available free of charge on Colonial Properties Trust’s website at www.colonialprop.com or by contacting Colonial Properties Investor Relations at 205-250-8700.

MAA and Colonial Properties and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about MAA’s executive officers and directors in MAA’s definitive proxy statement filed with the SEC on March 22, 2013. You can find information about Colonial Properties Trust’s executive officers and directors in Colonial Properties Trust’s definitive proxy statement filed with the SEC on March 13, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from MAA or Colonial Properties Trust using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued by Colonial Properties Trust and Mid-America Apartment Communities, Inc. on June 3, 2013

99.2	Joint Investor Presentation Material

* * *

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust (“CLP”) and Colonial Realty Limited Partnership (“CRLP”) to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

June 3, 2013	By:	/s/ John P. Rigrish
John P. Rigrish Chief Administrative Officer and Secretary

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, its general partner

June 3, 2013	By:	/s/ John P. Rigrish
John P. Rigrish Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Joint Press Release issued by Colonial Properties Trust and Mid-America Apartment Communities, Inc. on June 3, 2013

99.2	Joint Investor Presentation Material

Exhibit 99.1

PRESS RELEASE

June 3, 2013

MAA and Colonial Properties Trust to merge in $8.6 billion transaction

Creates the pre-eminent Sunbelt-focused multifamily REIT

Combined total market cap of $8.6 billion and equity valuation of $5.1 billion

Merged company will own 85,000 apartment units representing the 2nd largest publicly traded REIT portfolio of owned apartments

MEMPHIS, TN, and BIRMINGHAM, AL, June 3, 2013 /PRNEWSWIRE/ MAA (NYSE: MAA) and Colonial Properties Trust (NYSE: CLP) today announced that they have entered into a definitive merger agreement under which MAA and Colonial Properties Trust will merge, creating a Sunbelt-focused, publicly traded, multifamily REIT with enhanced capabilities to deliver superior value for residents, shareholders and employees. The combined company is expected to have a pro forma equity market capitalization of approximately $5.1 billion and a total market capitalization of $8.6 billion.

Under the terms of the agreement, each Colonial Properties Trust common share will be converted into 0.36 newly issued MAA common share, and the combined company will be an UPREIT. On a pro forma basis, following the merger, former MAA equity holders will hold approximately 56 percent of the combined company’s equity, and former Colonial Properties Trust equity holders will hold approximately 44 percent. The all-stock merger is intended to be a tax-free transaction. The merger is subject to customary closing conditions, including receipt of the approval of a majority of both the MAA and Colonial Properties Trust shareholders. The parties currently expect the transaction to close during the third quarter of 2013.

The merger brings together two highly complementary multifamily portfolios with a combined asset base consisting of approximately 85,000 multifamily units in 285 properties. The combined company will maintain strategic diversity across large and secondary markets within the high growth Sunbelt region of the U.S. The combined company’s ten largest markets will be Dallas/Ft. Worth, Atlanta, Austin, Raleigh, Charlotte, Nashville, Jacksonville, Tampa, Orlando and Houston.

“The combination of MAA and Colonial Properties Trust will provide an enhanced competitive advantage across the Sunbelt region,” said H. Eric Bolton, Jr., MAA CEO. “The scale of the combined company will support accelerated growth and deployment of capital across our high-growth Sunbelt markets driving superior value creation opportunity for our shareholders. In addition, through capitalizing on the strengths gained from the combination of the two platforms, we will enhance our ability to serve residents across the region, drive higher margins as a result of synergies and advantages generated by the merger, and enhance career opportunities for our associates.”

“This is a combination that makes a lot of sense for the constituents of both Colonial Properties Trust and MAA,” added Thomas H. Lowder, Colonial Properties Trust CEO. “Our two companies have a shared vision for success that will only be enhanced by coming together through this merger transaction. We are excited for the future of our combined company.”

Leadership and Organization

Both the Board of Directors of MAA and Board of Trustees of Colonial Properties Trust have unanimously approved the merger. The number of directors on MAA’s Board of Directors will be increased to 12, of which 5 directors will be nominated by Colonial Properties Trust’s Board of Trustees. Thomas H. Lowder will join the Board of Directors along with four others from Colonial Properties Trust. Alan B. Graf, Jr. and Ralph Horn, Co-Lead Independent Directors for MAA, will serve as Co-Lead Independent Directors for the combined company.

H. Eric Bolton, Jr., MAA’s CEO and Chairman of the Board of Directors, will serve as CEO and Chairman of the Board of Directors of the combined company. Albert M. Campbell, III, MAA’s CFO, will serve as CFO of the combined company, and Thomas L. Grimes, Jr., MAA’s COO, will serve as the COO of the combined company.

Upon completion of the merger, the company will retain the MAA name and will trade under the ticker symbol MAA (NYSE). Following the close of the transaction, the combined company’s corporate headquarters will be located in Memphis, TN.

Anticipated Synergies

Annual gross G&A savings are estimated to be approximately $25 million. The combined company is expected to benefit from the elimination of duplicative costs associated with supporting a public company platform and the leveraging of state of the art technology and systems. These savings are expected to be realized upon full integration, which is expected to occur over the 18-month period following the closing.

Pro Forma Operations and Balance Sheet

Both companies have high quality properties diversified across the Sunbelt region. On a consolidated basis the company will have a strong presence in both large and secondary markets. With a significant regional overlap, meaningful opportunity for synergy and margin improvement is expected. The combined company is committed to a strategy aimed at driving superior long-term shareholder performance with a full-cycle performance profile and objective.

The combined company is expected to have significant liquidity, a strong investment-grade balance sheet and a well-staggered debt maturity profile provided by long-standing lending partners.

“Our goal is to create one of the strongest balance sheets in the sector, providing us the financial flexibility in the capital markets to manage our cost of capital, allowing us to capitalize on business opportunities, ultimately supporting the growth of the combined company and the security of our dividend to our shareholders,” said Albert M. Campbell, III, CFO of MAA.

Dividend Policy and Declaration

The timing of the pre-closing dividends of MAA and Colonial Properties Trust will be coordinated such that, if one set of shareholders receives their dividend for a particular quarter prior to the closing of the merger, the other set of shareholders will also receive their dividend for such quarter prior to the closing of the merger.

On May 21, 2013, MAA announced that its Board of Directors has declared its third quarter dividend of $0.695 per common share, payable on July 31, 2013, to stockholders of record on July 15, 2013.

Advisors

J.P. Morgan is acting as financial advisor, and Goodwin Procter LLP and Baker, Donelson, Bearman, Caldwell & Berkowitz, PC acted as legal advisors to MAA. BofA Merrill Lynch is acting as financial advisor, and Hogan Lovells and Burr & Forman LLP acted as legal advisors to Colonial Properties Trust.

Conference Call and Webcast

The companies will host a conference call on Monday, June 3, 2013 at 7:30am CDT to discuss the business combination. Participants will include MAA’s CEO and Colonial Properties Trust’s CEO. The conference call-in number is 866-847-7859 or interested parties can join the live webcast of the conference call by accessing the investor relations section of each company’s website at http://ir.maac.com or at www.colonialprop.com.

A transcript of the call and the conference call replay will be posted when available on the respective companies’ websites under the Investor Relations sections.

About MAA

MAA is a self-managed real estate investment trust (REIT) that acquires, owns and operates apartment communities across 13 states in the Sunbelt region of the United States. As of March 31, 2013, MAA owned or had ownership interest in 49,591 apartment units at completed communities, focused on delivering full-cycle and superior investment performance for shareholders. For further details, please visit the MAA website at www.maac.com.

CONTACT:	MAA Investor Relations

investor.relations@maac.com

Leslie B.C. Wolfgang, Senior Vice President, Director of Investor Relations and

Corporate Secretary, 1-901-248-4126

About Colonial Properties Trust

Colonial Properties Trust is a real estate investment trust (REIT) that creates value for its shareholders through the acquisition, management, and development of a multifamily portfolio in the Sunbelt region of the United States. As of March 31, 2013, the company owned, had partial ownership in or managed 35,181 apartment units. Headquartered in Birmingham, Alabama, Colonial Properties is listed on the New York Stock Exchange under the symbol CLP and is included in the S&P SmallCap 600 Index. For more information, please visit the company’s website at www.colonialprop.com.

CONTACT:	Colonial Properties Trust

Jerry A. Brewer, Executive Vice President, Finance, 1-800-645-3917

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA and Colonial Properties Trust operate and beliefs of and assumptions made by MAA management and Colonial Properties Trust management, involve uncertainties that could significantly affect the financial results of MAA or Colonial Properties Trust or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the business combination transaction involving MAA and Colonial Properties Trust, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to expected synergies, improved liquidity and balance sheet strength — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business (iii) increased or unanticipated competition for our properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, (viii) risks associated with the companies’ ability to consummate the merger and the timing of the closing of the merger, and (ix) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by MAA and Colonial Properties Trust from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Forms 10-K and 10-Q. Neither MAA nor Colonial Properties Trust undertakes any duty to update any forward-looking statements appearing in this document.

Additional Information about the Proposed Transaction and Where to Find It

This communication relates to the proposed merger transaction pursuant to the terms of the Agreement and Plan of Merger, dated as of June 3, 2013, among Mid-America Apartment Communities, Inc., Mid-America Apartments, L.P., Colonial Properties Trust, Colonial Realty Limited Partnership and Martha Merger Sub, LP.

In connection with the proposed transaction, MAA expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of MAA and Colonial Properties Trust that also constitutes a prospectus of MAA, which joint proxy statement will be mailed or otherwise disseminated to MAA and Colonial Properties Trust shareholders when it becomes available. MAA and Colonial Properties Trust also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by MAA and Colonial Properties Trust with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by MAA with the SEC will be available free of charge on MAA’s website at www.maac.com or by emailing MAA Investor Relations at investor.relations@maac.com or contacting Leslie B.C. Wolfgang, Senior Vice President, Director of Investor Relations and Corporate Secretary at 901-248-4126. Copies of the documents filed by Colonial Properties Trust with the SEC will be available free of charge on Colonial Properties Trust’s website at www.colonialprop.com or by contacting Jerry A. Brewer, Executive Vice President, Finance at 800-645-3917.

Certain Information Regarding Participants

MAA and Colonial Properties Trust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about MAA’s executive officers and directors in MAA’s definitive proxy statement filed with the SEC on March 22, 2013 in connection with its 2013 annual meeting of shareholders. You can find information about Colonial Properties Trust’s executive officers and directors in Colonial Properties Trust’s definitive proxy statement filed with the SEC on March 13, 2013 in connection with its 2013 annual meeting of shareholders. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from MAA or Colonial Properties Trust using the sources indicated above.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SOURCE MAA; Colonial Properties Trust

A transformative combination creating the pre-eminent Sunbelt Multifamily REIT June 2013 Exhibit 99.2

Two highly complementary multifamily REIT platforms coming together to establish the pre-eminent Sunbelt multifamily REIT
100% all stock combination of Mid-America Apartment Communities (NYSE: MAA)
with Colonial Properties Trust (NYSE: CLP)
Fixed exchange ratio of 0.36x MAA shares for each CLP share
Pro forma ownership of approximately 56.2% MAA / 43.8% CLP
Transaction
consideration
Expected
close
Q3 2013
Corporate
name and
headquarters
MAA to retain its corporate name and ticker symbol (NYSE: MAA)
Memphis, TN
Management
& Board
Eric Bolton, Chairman & CEO
Al Campbell, EVP & CFO
Tom Grimes, EVP & COO
Ongoing support from CLP management in integration efforts
New MAA board will be composed of 12 directors, including 7 directors from MAA board and 5 directors from CLP board
Gross G&A
synergies
Expected $25 million annual run rate
Dividend
MAA will maintain its quarterly dividend at an annual rate of $2.78 per share
Positioned to drive superior long-term investment returns to capital

Strategic rationale and transaction benefits
Higher efficiency in on-site product and service procurement in addition to back-office and system platforms
Ability to further scale local and regional management operations
Cost elimination from duplicative public company costs and platform
Enhanced
margins and
synergy
opportunities
Leading Sunbelt footprint to drive superior deal flow and opportunistic new growth opportunities
Superior cost of capital benefits over full cycle to enhance accretive capital deployment opportunities
Platform scale drives operating cost advantages and enhances the ability to attract top talent
Strengthened platform through integration of best practices of both companies
Enhanced
competitive
advantage
Enhanced
portfolio
strength
Second largest multifamily REIT by number of units
Improved diversification across high-growth region and markets
Enhanced ability to increase pro-active and opportunistic capital re-cycling
“Full cycle” capital deployment and performance strategy strengthened
Improved investment grade metrics and limited near-term debt maturities
Larger scale enhances capital market opportunities
Long-term cost of capital benefits
Enhanced
balance sheet
Shared vision for success; enhanced platform to execute
2

Combination of complementary portfolios to create market-leading platform
1 As of 5/31/13
2 Includes all multifamily properties, including operating, lease up, joint venture communities
3 Multifamily assets weighted by 3/31/13 NOI
4 Represents multifamily portfolio occupancy as of 3/31/13
Formation date
Mid-America Apartments Colonial Properties New MAA
Equity market cap
($bn)
Age
3
Occupancy
January 1994 September 1993 Q3 2013
$3.0 $2.1 $5.1
168 117 285
15.4 yrs 14.5 yrs 15.0 yrs
96% 96% 96%
Total market cap
($bn)
1
$4.7 $3.9 $8.6
Units 49,591 35,181 84,772
Revenue / unit $994 $966 $982
Communities
3
1
2

Second largest multifamily REIT by units with a market cap of over $8.6bn
Units 1
Total market capitalization ($bn) 2
Source: Company 1Q’13 Financial Supplements
1 As of 3/31/2013
2 As of 5/31/13
4
$33.8
New MAA
AIMCO UDR
Essex
Property
Trust
Post
Properties
Home
Properties
AvalonBay
Communities
Essex
Property
Trust
New MAA
Home
Properties
Post
Properties
Camden
Property
Trust

Portfolio distribution by total units
Note: Other large markets includes 3 additional MSAs; Other secondary markets includes 29 additional MSAs
1 Breakdown based on number of total multifamily 1Q’13 NOI, including operating, lease-up and joint venture communities (at share)
Continued commitment to a portfolio strategy focused on high-growth markets across the Sunbelt region, allocated across both large and secondary markets, to capture superior risk-adjusted performance over full market cycles
Distribution by secondary markets (38% of total) Distribution by large markets (62% of total)
Alabama
Arizona
Arkansas
California
Florida
Georgia
Kentucky
Louisiana
Nevada
New Mexico
North Carolina
Oklahoma
South
Carolina
Tennessee
Texas
Virginia
Mississippi
2,000–5,000 units
Greater than 5,000 units
Less than 2,000 units
Missouri
Note: Includes all multifamily properties, including operating, lease up, joint venture communities
Enhanced diversification across high-growth Sunbelt region
Large markets % of total Q1'13 NOI
1 Dallas / Fort Worth 11.7%
2 Atlanta 6.9%
3 Austin 6.4%
4 Raleigh 6.3%
5 Charlotte 5.8%
6 Nashville 4.9%
7 Jacksonville 4.6%
8 Tampa 4.0%
9 Orlando 3.9%
10 Houston 3.4%
Secondary markets % of total Q1'13 NOI
1 Memphis 3.2%
2 Charleston 3.0%
3 Savannah 2.9%
4 Birmingham 2.4%
5 Richmond 2.2%
6 Jackson 2.0%
7 Greenville 1.6%
8 Columbus 1.6%
9 San Antonio 1.6%
10 Little Rock 1.5%

1
1 1

4.0%
3.5%
3.5%
3.1%
2.9%
2.8%
2.7%
2.6%
2.4%
2.3%
2.2%
2.0%
2.9%
2.4%
2.3%
2.3%
2.1%
2.0%
2.0%
1.9%
1.8%
1.8%
1.7%
1.4%
0.8%
Austin
Houston
Dallas-Fort Worth
Raleigh
Atlanta
Orlando
Phoenix
Charlotte
Tampa-St. Petersburg
Jacksonville
Miami
Nashville
Denver
Seattle
San Bernadino / Riverside
San Francisco
Los Angeles
New York
Philadelphia
Pittsburgh
Detroit
District of Columbia
Chicago
St. Louis
New Orleans

Significant presence in large, high growth markets
Source: Moody’s
Note: Highlighted markets represent 58.7% of New MAA’s multifamily portfolio (weighted by units)
U.S. average: 2.2%
Large markets with meaningful presence
MAA’s combined new, large markets are on a weighted average basis projected to show 3.0%
job growth over the next 5 years vs. U.S. average of 2.2%
Major non-MAA markets

5-year projected employment growth CAGR (%)

MAA
Multifamily peers
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0)%
(4.0)%
(6.0)%
2004
2005
2006
2007
2008
2009
2010
2011
2012

MAA’s two-tier market strategy has delivered stable, long-term outperformance over the “full cycle”
MAA has generated higher average growth combined with lower volatility than peers
MAA
average: 2.8%
Peer
average: 2.6%
Source: Third party research
Note: Multifamily peers include BRE, CLP, CPT, ESS, HME, PPS, UDR
2009
trough: (5.1%)
2009
trough: (1.8%)

Same store NOI growth

Large markets
Secondary markets
54.9%
45.1%
64.9%
35.1%
59.3%
40.7%
MAA
CLP
New MAA

Large markets
Secondary markets
MAA
CLP
New MAA

New MAA will have an enhanced large market focus across the Sunbelt region
Top 10 markets by NOI 1Q’13 unit count by market
% of 1Q’13 same store NOI by market
1
2
3
4
5
6
7
8
9
10
MAA
DFW
Jacksonville
Nashville
Houston
Atlanta
Memphis
Austin
Tampa
Raleigh
Columbus
CLP
DFW
Charlotte
Raleigh
Austin
Atlanta
Orlando
Charleston
Savannah
Birmingham
Tampa
New MAA
DFW
Atlanta
Austin
Raleigh
Charlotte
Nashville
Jacksonville
Tampa
Orlando
Houston
49,591
35,181
84,772
Source: REIS
Markets with 5-year projected employment growth above national average
8
25,846
24,646
50,492
23,745
10,535
34,280

Synergy and value creation potential through integration
Significant overlap in asset footprint creates potential for margin improvement
Significant overlap in technology to drive and track
performance, leading to minimal business disruption
Opportunity to improve cost structure by leveraging a
combined business platform across a significantly larger
asset portfolio
Estimated total run-rate annual synergies of $25mm
Potential for additional synergies include improved debt
costs and opportunities for scale efficiencies
Strengthened platform through integration of best
practices of both companies
Market Station - Kansas City, MO
Colonial Grand at Double Creek - Austin, TX

2 Q1 2013 dividend / share annualized
3 Excludes the write-off of original issuance costs for preferred shares redeemed
4 Mid point of 2013E FFO / share guidance
MAA management’s proven record of disciplined capital deployment and performance
359%
224%
211%
Note: Multifamily peers include AIV, AVB, BRE, CLP, CPT, EQR, ESS, HME, PPS, UDR
1 20 day simple moving average
4
2 3
3
10
(20.0)%
30.0%
80.0%
130.0%
180.0%
230.0%
280.0%
330.0%
380.0%
05/30/03 05/29/04 05/29/05 05/30/06 05/30/07 05/30/08 05/30/09 05/30/10 05/31/11 05/30/12 05/31/13
MAA MSCIUS REIT Index Multifamily peers
Total return performance 10 years
1
$2.34 $2.34
$2.35
$2.38
$2.42
$2.46 $2.46 $2.46
$2.51
$2.64
$2.78
2003 2005 2007 2009 2011 2013E
Dividend / share
$2.87
$3.00
$3.20
$3.33
$3.55
$3.73
$3.79
$3.77
$3.98
$4.57
$4.87
2003 2005 2007 2009 2011 2013E
FFO / share
MAA dividend growth    10 years
MAA FFO growth    10 years
2004 2006 2008 2010 2012
2004 2006 2008 2010 2012
–
–
–

New MAA will maintain a disciplined approach to development
Expected stabilized NOI yields between 6% and 8%
Cost to Cost to Expected cost Expected
MSA Total units date complete Total Per unit ($000) stabilization
MAA
River's Walk Charleston 270 21.9 11.5 33.4 124 4Q14
1225 South Church Phase II Charlotte 210 $26.3 $1.2 $27.5 $131 1Q14
Subtotal: MAA 774 $56.3 $45.0 $101.3 $131
CLP
CR at South End Charlotte 353 31.7 27.6 59.3 168 4Q14
CG at Ayrsley (Phase II) Charlotte 81 $5.4 $3.7 $9.1 $113 4Q13
CG at Randal Lakes Orlando 462 24.2 32.8 57.0 123 1Q15
CG at Lake Mary (Phase III) Orlando 132 2.4 13.7 16.1 122 3Q14
Subtotal: CLP 1,028 $63.7 $77.8 $141.5 $138
Total 1,802 $120.0 $122.8 $242.8 $135
220 Riverside Jacksonville 294 8.1 32.3 40.4 137 4Q15

Active multifamily development pipeline ($mm, except per unit costs)

New MAA will continue to recycle capital into high quality properties in growth markets
Allure at Brookwood Colonial Grand at Windemere
Legends at Lowe’s Farm Colonial Reserve at Las Colinas
MAA purchase: Sept. 2011
MSA: Dallas, TX
Acquisition price: $47mm
Total units: 456
Year built: 2008
Occupancy: 95%
MAA purchased: July 2012
MSA: Atlanta, GA
Acquisition price: $64mm
Total units: 349
Year built: 2008
Occupancy: 94%
CLP purchase: March 2013
MSA: Orlando, FL
Acquisition price: $43mm
Total units: 280
Year built: 2009
Occupancy: 95%
CLP purchase: Nov. 2012
MSA: Dallas, TX
Acquisition price: $43mm
Total units: 306
Year built: 2006
Occupancy: 91%

New MAA
Wtd. Avg. interest rate 4.5%
Wtd. Avg. maturity 4.4 yrs
Other consolidated debt
Unsecured credit facility
$99
$485
$117
$394
$116
$169
$459
$1,610
2013
2014
2015
2016
2017
2018+

Total unencumbered assets to book value
Debt / LTM EBITDA
Debt / gross assets
Debt / market capitalization
Secured debt / gross assets
LTM fixed charge coverage ratio
MAA
57.4%
6.5x
44.9%
36.2%
29.8%
4.3x
CLP
69.7%
7.7x
44.2%
45.6%
17.6%
2.5x
New MAA
63.7%
6.7x
44.5%
40.5%
23.6%
3.4x
Debt maturity profile ($mm)
Note: As of 3/31/13
2 Excludes pro rata share of unconsolidated joint venture debt
Strong investment grade balance sheet and manageable debt maturity profile
3% 14% 15% 8% 47%
%
maturing
13%
Credit metrics
Note: As of 3/31/13
1 Includes pro rata share of unconsolidated joint venture debt
2 New MAA EBITDA includes $25mm of synergies pro forma for the transaction
$511
$285
13
1
2
2
2

Fixed rate debt
Capped debt
Floating rate debt
Equity
33.5%
3.7%
3.3%
59.5%

57.4%
69.7%
63.7%
MAA
CLP
New MAA

Fixed
Capped
Floating
10.0%
17.6%
72.4%
6.5%
0.7%
92.8%
8.3%
9.0%
82.7%
MAA
CLP
New MAA

Secured
Unsecured
33.5%
66.5%
60.1%
39.9%
47.0%
53.0%
MAA
CLP
New MAA

Strong investment grade balance sheet - capital structure profile
New MAA capital structure
Debt / market capitalization: 40.5%
Note: As of 3/31/13. Includes pro rata share of unconsolidated joint venture debt
Floating vs. fixed rate debt
Unsecured vs. secured debt
% of unencumbered assets

9.0x
8.0x
7.0x
6.0x
5.0x
4.0x
3.0x
4.5x
5.9x
6.0x
6.6x
6.7x
6.8x
8.0x
8.3x
AVB
CPT
PPS
BRE
New MAA[1]
EQR
UDR
ESS

	AVB	CPT	PPS	BRE	New MAA[1]	EQR	UDR	ESS
Moody's	Baa1	Baa1	Baa3	Baa2		Baa2	Baa2	Baa2
S&P	BBB+	BBB+	BBB	BBB		BBB+	BBB	BBB
Fitch	NR	BBB+	NR	BBB+		BBB+	NR	BBB+

6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.9x
3.8x
3.5x
3.4x
3.4x
3.1x
2.7x
2.6x
AVB
CPT
PPS
EQR
New MAA[1]
ESS
BRE
UDR

	AVB	CPT	PPS	EQR	New MAA[1]	ESS	BRE	UDR
Moody's	Baa1	Baa1	Baa3	Baa2		Baa2	Baa2	Baa2
S&P	BBB+	BBB+	BBB	BBB+		BBB	BBB	BBB
Fitch	NR	BBB+	NR	BBB+		BBB+	BBB+	NR

55%
50%
45%
40%
35%
30%
34%
38%
38%
39%
44%
45%
46%
52%
AVB
PPS
CPT
BRE
EQR
New MAA
UDR
ESS

	AVB	PPS	CPT	BRE	EQR	New MAA	UDR	ESS
GAV ($bn)	$17.3	$3.1	$6.9	$4.3	$27.8	$7.9	$8.9	$6.4
Moody's	Baa1	Baa3	Baa1	Baa2	Baa2		Baa2	Baa2
S&P	BBB+	BBB	BBB+	BBB	BBB+		BBB	BBB
Fitch	NR	NR	BBB+	BBB+	BBB+		NR	BBB+

35%
30%
25%
20%
15%
10%
5%
0%
15%
16%
17%
22%
22%
24%
24%
29%
PPS
CPT
BRE
EQR
UDR
New MAA
AVB
ESS

	PPS	CPT	BRE	EQR	UDR	New MAA	AVB	ESS
GAV ($bn)	$3.1	$6.9	$4.3	$27.8	$8.9	$7.9	$17.3	$6.4
Moody's	Baa3	Baa1	Baa2	Baa2	Baa2		Baa1	Baa2
S&P	BBB	BBB+	BBB	BBB+	BBB		BBB+	BBB
Fitch	NR	BBB+	BBB+	BBB+	NR		NR	BBB+

Source: Company filings, SNL Financial
1 EBITDA includes $25mm of synergies pro forma for the transaction
Investment grade balance sheet metrics
Debt / gross assets
Debt / LTM EBITDA
Secured debt / gross assets
LTM fixed charge coverage ratio

Strategy and long-term outlook
Optimize cash flow growth through “full-cycle”
Support growing and secure dividend
Deliver superior long-term risk-adjusted returns
Focus on high-growth Sunbelt markets
Prudent capital deployment practices
Proactive capital recycling program
Build competitive advantages in local markets
Limited and disciplined approach to development
Develop New MAA brand value

Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, ability to pay dividends and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.
Eric Bolton, MAA
CEO
901-248-4127
eric.bolton@maac.com
Al Campbell, MAA
CFO
901-248-4169
al.campbell@maac.com
Leslie Wolfgang, MAA
Investor Relations
901-248-4126
leslie.wolfgang@maac.com
Jennifer Patrick, MAA
Investor Relations
901-435-5371
jennifer.patrick@maac.com
http://ir.maac.com
Tom Lowder, CLP
CEO
205-250-8700
tlowder@colonialprop.com
Jerry Brewer, CLP
Executive Vice President
800-645-3917
jbrewer@colonialprop.com

Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, MAA expects to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of MAA and Colonial Properties Trust that also constitutes a prospectus of MAA.  MAA and
Colonial Properties Trust also plan to file other relevant documents with the SEC regarding the proposed transaction.  INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER
RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL
CONTAIN IMPORTANT INFORMATION.  You may obtain a free copy of the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by MAA and Colonial Properties Trust with the SEC at the SEC’s website at www.sec.gov.  Copies of the documents filed by MAA with the SEC will be available free of charge on MAA’s website at www.maac.com or by contacting MAA Investor Relations at 901-682-6600.  Copies of the documents filed by Colonial
Properties Trust with the SEC will be available free of charge on Colonial Properties Trust’s website at www.colonialprop.com or by contacting Colonial Properties Trust Investor Relations at 205-250-8700.
MAA and Colonial Properties Trust and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction.  You can find information about MAA’s executive officers and directors in MAA’s definitive proxy statement filed with the SEC on March 22,
2013.  You can find information about Colonial Properties Trust’s executive officers and directors in Colonial Properties Trust’s definitive proxy statement filed with the SEC on March 13, 2013.  Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from MAA or Colonial Properties Trust using the sources indicated above.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.